UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2020

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, STE 400, Las Vegas, NV                  89148
(Address of principal executive offices)                    (zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange
6.25% Subordinated Notes Due 2026	AXO	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01     Regulation FD Disclosure.

Axos Financial, Inc. (the "Registrant", “we” or “our”) previously disclosed in our Form 10-Q for the quarter ending December 31, 2019 that because our assets exceeded $10 billion on December 31, 2019, we are no longer exempt from the provisions of the Dodd-Frank Act known as the “Durbin Amendment” and effective July 1, 2020, our wholly-owned subsidiary, Axos Bank, will need to limit the amount of interchange fees that it can charge. Axos Bank’s Program Agreement with H&R Block, which expires on June 30, 2022, may be terminated by H&R Block prior to such expiration date if Axos Bank does not agree to compensate H&R Block for the reduction in interchange fees that H&R Block will receive from the Emerald Card® in 2021 and 2022 due to the application of the Durbin Amendment.

If an amendment to the Program Agreement establishing compensation by Axos Bank to H&R Block has not been executed by February 28, 2020, H&R Block has the unilateral right to terminate the Program Agreement. As of the date of this report, we have not agreed to the terms of such an amendment with H&R Block. While we intend to seek additional dialogue with H&R Block as to a suitable amendment, there can be no assurances that a mutually agreeable amendment will be reached.

This Item 7.01 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information under this item is not intended to, and does not, constitute a determination or admission by the Registrant that the information under this item is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information is presented as of March 2, 2019, and the Registrant does not assume any obligation to update such information in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	March 2, 2020	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer